UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 5, 2019 (February 28, 2019)

Granite Point Mortgage Trust Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38124	61-1843143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 38th Floor, New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

(212) 364-3200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

CLO Transaction

Overview

On February 28, 2019 (the “FL2 CLO Closing Date”), Granite Point Mortgage Trust Inc. (the “Company”) entered into a collateralized loan obligation (“GPMT 2019-FL2” or the “FL2 CLO”) through its wholly owned subsidiaries, GPMT 2019-FL2, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as issuer (the “FL2 Issuer”), and GPMT 2019-FL2 LLC, a Delaware limited liability company, as co-issuer (the “FL2 Co-Issuer” and together with the FL2 Issuer, the “FL2 Issuers”).  On the FL2 CLO Closing Date, the FL2 Issuers co-issued the following classes of notes pursuant to the terms of an indenture, dated as of February 28, 2019 (the “FL2 Indenture”), by and among the FL2 Issuers, GPMT Seller LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (the “FL2 Seller”), as advancing agent, Wilmington Trust, National Association, as trustee (together with its permitted successors and assigns, the “FL2 Trustee”), and Wells Fargo Bank, National Association, as note administrator, paying agent, calculation agent, transfer agent, authenticating agent, custodian, backup advancing agent and notes registrar (in all such capacities, together with its permitted successors and assigns, the “FL2 Note Administrator”):

•      $386,731,000 aggregate principal amount of Class A Senior Secured Floating Rate Notes Due 2036 (the “FL2 Class A Notes”), which had ratings of “AAA(sf)” and “Aaa(sf)” by Kroll Bond Rating Agency, Inc. (“KBRA”) and Moody’s Investors Service, Inc., respectively, and an initial maturity expected weighted average life of 2.42 years, and bear interest at a per annum rate equal to one-month LIBOR plus 1.30%;

•      $92,816,000 aggregate principal amount of Class A-S Second Priority Secured Floating Rate Notes Due 2036 (the “FL2 Class A-S Notes”), which had a rating of “AAA(sf)” by KBRA and an initial maturity expected weighted average life of 2.73 years, and bear interest at a per annum rate equal to one-month LIBOR plus 1.60%;

•      $54,658,000 aggregate principal amount of Class B Third Priority Secured Floating Rate Notes Due 2036 (the “FL2 Class B Notes”), which had a rating of “AA-(sf)” by KBRA and an initial maturity expected weighted average life of 2.88 years, and bear interest at a per annum rate equal to one-month LIBOR plus 1.90%;

•      $55,690,000 aggregate principal amount of Class C Fourth Priority Secured Floating Rate Notes Due 2036 (the “FL2 Class C Notes”), which had a rating of “A-(sf)” by KBRA and an initial maturity expected weighted average life of 3.90 years, and bear interest at a per annum rate equal to one-month LIBOR plus 2.35%; and

•      $63,940,000 aggregate principal amount of Class D Fifth Priority Secured Floating Rate Notes Due 2036 (the “FL2 Class D Notes” and, together with the FL2 Class A Notes, the FL2 Class A-S Notes, the FL2 Class B Notes and the FL2 Class C Notes, the “FL2 Offered Notes”), which had a rating of “BBB-(sf)” by KBRA and an initial maturity expected weighted average life of 5.90 years, and bear interest at a per annum rate equal to one-month LIBOR plus 2.95%.

The FL2 Offered Notes were placed by J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC pursuant to a placement agreement dated as of February 14, 2019.

In addition to the FL2 Offered Notes, on the FL2 CLO Closing Date, the FL2 Issuer issued, pursuant to the FL2 Indenture, $42,285,000 aggregate principal amount of Class E Sixth Priority Floating Rate Notes Due 2036 (the “FL2 Class E Notes”), which had a rating of “BB-(sf)” by KBRA and an initial maturity expected weighted average life of 6.57 years, and bear interest at a per annum rate equal to one-month LIBOR plus 4.00%, and $23,720,000 aggregate principal amount of Class F Seventh Priority Floating Rate Notes Due 2036 (the “FL2 Class F Notes” and, together with the FL2 Offered Notes and the FL2 Class E Notes, the “FL2 Notes”), which had a rating of “B-(sf)” by KBRA and an initial maturity expected weighted average life of 6.63 years, and bear interest at a per annum rate equal to one-month LIBOR plus 5.50%. The calculation of the initial maturity expected weighted average lives of the FL2 Notes assumes certain collateral characteristics, including that there are no prepayments, defaults, extensions or delinquencies and certain other modeling assumptions. There are no assurances that such assumptions will be met.

The FL2 Class E Notes and the FL2 Class F Notes were acquired by GPMT CLO Holdings LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“FL2 Retention Holder”).  The FL2 Class E Notes and the FL2 Class F Notes are not secured by the FL2 Collateral Interests (as defined below) or any other collateral securing the FL2 Offered Notes.

Concurrently with the issuance of the FL2 Notes, the FL2 Issuer also issued preferred shares, par value $0.001 per share and with an aggregate liquidation preference and notional amount equal to $1,000 per share (the “FL2 Preferred Shares” and, together with the FL2 Notes, the “FL2 Securities”), to FL2 Retention Holder.  FL2 Retention Holder acquired the FL2 Preferred Shares in order to comply with certain risk retention rules.  The FL2 Preferred Shares are subject to the terms and conditions of a Preferred Share Paying Agency Agreement, dated as of February 28, 2019 (the “FL2 Preferred Share Paying Agency Agreement”), among the FL2 Issuer, Wells Fargo Bank, National Association, as preferred share paying agent, and MaplesFS Limited, as preferred share registrar and administrator.  The FL2 Preferred Shares have no stated dividend rate.  Holders of the FL2 Preferred Shares will be entitled to receive monthly non-cumulative dividends, if and to the extent that funds are available for such purpose, in accordance with the priority of payments set forth in the FL2 Indenture and under Cayman Islands law.  The FL2 Preferred Shares were issued by the FL2 Issuer as part of its issued share capital, and are not secured by the FL2 Collateral Interests or any other collateral securing the FL2 Offered Notes.

The FL2 Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Proceeds from the issuance of the FL2 Securities were used to purchase three commercial real estate whole loans (the “FL2 Whole Loans”), two fully-funded pari passu participations (the “FL2 Combined Loan Participations”) in certain combined commercial or multifamily real estate whole loans and related mezzanine loans secured by equity interests in the related borrowers (the “FL2 Participated Combined Loans”) and 23 fully-funded pari passu participations (collectively, with the FL2 Whole Loans and the FL2 Participated Combined Loans, the “FL2 Initial Collateral Interests”) in certain commercial or multifamily real estate whole loans (collectively, with the FL2 Whole Loans and the FL2 Participated Combined Loans, the “FL2 Loans”).  The FL2 Initial Collateral Interests were purchased by the FL2 Issuer from the FL2 Seller, a wholly owned subsidiary of the Company and an affiliate of the FL2 Issuers.  The FL2 Initial Collateral Interests had an aggregate principal balance of approximately $825 million as of December 31, 2018 (the cut-off date for the FL2 CLO).

The FL2 Initial Collateral Interests were purchased by the FL2 Issuer from the FL2 Seller pursuant to a Collateral Interest Purchase Agreement (the “FL2 Collateral Interest Purchase Agreement”), dated as of February 28, 2019, among the FL2 Issuer, the FL2 Seller and the Company.  Pursuant to the FL2 Collateral Interest Purchase Agreement, the FL2 Seller made certain representations and warranties to the FL2 Issuer with respect to the FL2 Collateral Interests. In the event that a material breach of representation or warranty with respect to any FL2 Collateral Interest exists, the FL2 Seller will have to either (a) correct or cure such breach of representation or warranty in all material respects, within 90 days of discovery by the FL2 Seller or any party to the FL2 Indenture (to the extent such breach is capable of being corrected or cured), (b) subject to the consent of a majority of the holders of each class of FL2 Notes, voting separately (excluding any FL2 Notes held by the FL2 Seller or any of its affiliates), make a cash payment to the FL2 Issuer, or (c) repurchase such FL2 Collateral Interest at a repurchase price calculated as set forth in the FL2 Collateral Interest Purchase Agreement.  The obligation of the FL2 Seller to repurchase a FL2 Collateral Interest in connection with a material breach of the representations and warranties pursuant to the FL2 Collateral Interest Purchase Agreement has been guaranteed by the Company.

Proceeds from the issuance of the FL2 Securities were also used (i) to repay borrowings under the Company’s secured revolving repurchase facilities with JPMorgan Chase Bank, National Association, Citibank, N.A., Goldman Sachs Bank USA and Wells Fargo Bank, National Association, thus creating additional borrowing capacity for new loan originations; (ii) to pay transaction expenses; and (iii) for new loan originations and general corporate purposes.

The FL2 Notes

FL2 Collateral

The FL2 Offered Notes are secured by, among other things, (i) the portfolio of FL2 Collateral Interests, (ii) certain collection, payment, custodial, reinvestment and expense reserve accounts and the related security entitlements and all income from the investment of funds in any of the foregoing at any time credited to any of the foregoing accounts, (iii) certain eligible investments purchased from deposits in certain accounts, (iv) the FL2 Issuer’s rights under certain related agreements, (v) all amounts delivered to the FL2 Note Administrator (or its bailee) (directly or through a securities intermediary), (vi) all other investment property, instruments and general intangibles in which the FL2 Issuer has an interest, other than certain excepted property, (vii) the FL2 Issuer’s ownership interests in and rights in certain permitted subsidiaries and (viii) all proceeds of the foregoing (collectively, the “FL2 Collateral”).

The FL2 Offered Notes are limited recourse obligations of the FL2 Issuer and non-recourse obligations of the FL2 Co-Issuer, and the FL2 Class E Notes and the FL2 Class F Notes are limited recourse obligations of the FL2 Issuer.  The FL2 Co-Issuer owns no material assets and will engage in no business other than co-issuing the FL2 Offered Notes.  To the extent that amounts are insufficient to meet payments due in respect of the FL2 Notes and expenses following liquidation of the FL2 Collateral, the obligations of the FL2 Issuer and the FL2 Co-Issuer to pay such deficiency will be extinguished.

Interest Rate and Maturity

The FL2 Offered Notes have an initial weighted average interest rate of approximately one-month LIBOR plus 1.64%.  Interest payments on the FL2 Notes are payable monthly, beginning in March 2019.  Each class of FL2 Notes will mature at par in February 2036, unless redeemed or repaid prior thereto.  Principal payments on each class of FL2 Notes will be paid in accordance with the priority of payments set forth in the FL2 Indenture.  However, it is anticipated that the FL2 Notes will be paid in advance of the stated maturity date in accordance with the priority of payments in the FL2 Indenture.

For so long as any class of FL2 Notes with a higher priority is outstanding, any interest due on the FL2 Class E Notes or the FL2 Class F Notes that is not paid as a result of the operation of the priority of payments set forth in the FL2 Indenture will be deferred, and the failure to pay such interest will not be an event of default under the FL2 Indenture (any such interest, “FL2 Deferred Interest”).  FL2 Deferred Interest on any class of FL2 Notes will be added to the outstanding principal balance of such class of FL2 Notes and will accrue interest at the applicable interest rate.  FL2 Deferred Interest will not be payable until the earliest of the first interest payment date on which funds are available to pay such FL2 Deferred Interest in accordance with the priority of payments set forth in the FL2 Indenture, or the date on which such class of FL2 Notes matures or is redeemed.

Subordination of the FL2 Notes

In general, payments of interest and principal on any class of FL2 Notes are subordinate to all payments of interest and principal on any class of FL2 Notes with a more senior priority.  Generally, all payments on the FL2 Notes will be subordinate to certain payments required to be made in respect of any interest advances and certain other expenses.  Payments on the FL2 Notes will be senior to any payments on or in respect of the FL2 Preferred Shares to the extent required by the priority of payments set forth in the FL2 Indenture.

FL2 Note Protection Tests

The FL2 Notes are subject to note protection tests (the “FL2 Note Protection Tests”), which will be used primarily to determine whether and to what extent interest received on the FL2 Collateral Interests may be used to make certain payments subordinate to interest and principal payments to the FL2 Offered Notes in the priority of payments set forth in the FL2 Indenture.  In the event that either FL2 Note Protection Test is not satisfied on any measurement date, interest received on the FL2 Collateral Interests that would otherwise be used to pay interest on the FL2 Class E Notes and the FL2 Class F Notes and dividends to the FL2 Preferred Shares and make certain other payments must instead be used to pay principal of first, the FL2 Class A Notes, second, the FL2 Class A-S Notes, third, the FL2 Class B Notes, fourth, the FL2 Class C Notes and fifth, the FL2 Class D Notes, in each case, to the extent necessary to cause the FL2 Note Protection Tests to be satisfied.

The FL2 Note Protection Tests consist of a par value test (the “FL2 Par Value Test”) and an interest coverage test (the “FL2 Interest Coverage Test”).  The FL2 Par Value Test will generally be considered to be met if the number calculated by dividing (a) the aggregate principal balance of the FL2 Collateral Interests and certain other eligible investments and modified or defaulted FL2 Collateral Interests by (b) the sum of the aggregate outstanding principal balance of the FL2 Offered Notes and the amount of any unreimbursed interest advances, is equal to or greater than 125.18%.  The FL2 Interest Coverage Test will generally be considered to be met if the Interest Coverage Ratio (as defined in the FL2 Indenture) on the FL2 Offered Notes is equal to or greater than 120.00%.

FL2 Collateral Management Agreement

Certain advisory, administrative and monitoring functions relating to the FL2 Collateral Interests will be performed by GPMT Collateral Manager LLC (the “Collateral Manager”), as FL2 collateral manager (in such capacity, the “FL2 Collateral Manager”) pursuant to a Collateral Management Agreement, dated as of February 28, 2019, between the FL2 Issuer and the FL2 Collateral Manager (the “FL2 Collateral Management Agreement”).

As compensation for the performance of its obligations under the FL2 Collateral Management Agreement, the FL2 Collateral Manager is entitled to receive a collateral management fee, payable monthly in arrears, equal to 0.1% per annum of the net outstanding balance of the FL2 Collateral Interests to the extent funds are available.  The Collateral Manager has agreed to waive its entitlement to the collateral management fee for so long as the Collateral Manager or an affiliate of the Collateral Manager is the FL2 Collateral Manager.  However, there can be no assurance that any replacement FL2 Collateral Manager will also waive the right to receive the collateral management fee.

The Collateral Manager may be removed as FL2 Collateral Manager upon at least 30 days’ prior written notice if certain events of default have occurred, by the FL2 Issuer or the FL2 Trustee, if the holders of at least 66-2/3% in aggregate outstanding amount of each class of FL2 Notes then outstanding give written notice to the Collateral Manager, the FL2 Issuer and the FL2 Trustee directing such removal.  The Collateral Manager cannot be removed as FL2 Collateral Manager without cause, but may resign as FL2 Collateral Manager upon 90 days’ prior written notice.  Upon any resignation or removal of the Collateral Manager as FL2 Collateral Manager while any of the FL2 Notes are outstanding, holders of a majority of the FL2 Preferred Shares (excluding any FL2 Preferred Shares held by certain related parties) will have the right to instruct the FL2 Issuer to appoint an institution identified by such holders as replacement FL2 Collateral Manager.  In the event that 100% of the aggregate outstanding FL2 Preferred Shares are held by related parties and the proposed replacement FL2 Collateral Manager is an affiliate of the Collateral Manager, the holders of at least a majority of the aggregate outstanding principal balance of the most junior class of FL2 Notes not 100% owned by related parties (excluding any FL2 Notes held by related parties to the extent the replacement FL2 Collateral Manager is an affiliate of the Collateral Manager or the Collateral Manager has been removed as FL2 Collateral Manager after the occurrence of an event of default) may direct the FL2 Issuer to appoint an institution identified by such holders as replacement FL2 Collateral Manager.

Except with respect to the limitations set forth in the FL2 Indenture, the Collateral Manager, in its capacity as FL2 Collateral Manager, is not obligated to pursue any particular investment strategy or opportunity with respect to the FL2 Collateral Interests or the FL2 Reinvestment Collateral Interests (as defined below).

Managed Transaction with Reinvestment

The FL2 CLO includes a 24-month reinvestment period during which the FL2 Collateral Manager is permitted to reinvest certain proceeds arising from the FL2 Collateral Interests in additional collateral interests meeting certain eligibility criteria (the “FL2 Reinvestment Collateral Interests” and, together with the FL2 Initial Collateral Interests, the “FL2 Collateral Interests”).  Additionally, the FL2 Issuer may acquire an FL2 Reinvestment Collateral Interest in exchange for a defaulted collateral interest or a credit risk collateral interest.  Any FL2 Reinvestment Collateral Interest or exchanged FL2 Collateral Interest will be required to meet certain eligibility criteria, acquisition criteria, acquisition and disposition requirements and other conditions set forth in the FL2 Indenture and the FL2 Collateral Interest Purchase Agreement.

The FL2 Servicing Agreement

Except for non-serviced loans, the FL2 Loans will be serviced by Wells Fargo Bank, National Association (the “FL2 Servicer”), pursuant to a servicing agreement (the “FL2 Servicing Agreement”), dated as of February 28, 2019, by and among the FL2 Issuer, the Collateral Manager, the FL2 Trustee, the FL2 Note Administrator, the FL2 Seller (as advancing agent), the FL2 Servicer and Trimont Real Estate Advisors, LLC, a Georgia limited liability company (the “FL2 Special Servicer”).  Additionally, pursuant to the FL2 Servicing Agreement, the FL2 Issuer appointed the FL2 Special Servicer to act as special servicer with respect to the FL2 Loans other than the non-serviced loans.

The FL2 Servicing Agreement requires each of the FL2 Servicer and the FL2 Special Servicer to diligently service and administer the FL2 Loans (other than the non-serviced loans) and any applicable mortgaged property acquired directly or indirectly by the FL2 Special Servicer for the benefit of the secured parties under the FL2 Indenture.  In connection with their respective duties under the FL2 Servicing Agreement, the FL2 Servicer and the FL2 Special Servicer (or any replacement servicer or special servicer) are entitled to monthly servicing and special servicing fees, as described in the FL2 Servicing Agreement.

Citibank Repurchase Facility

On February 28, 2019, GP Commercial CB LLC, a wholly owned subsidiary of the Company, entered into an amendment (the “Citibank Amendment”) to that certain previously disclosed Master Repurchase Agreement, dated as of June 28, 2017 (as amended, the “Citibank Agreement”), with Citibank, N.A. (“Citibank”).  The Citibank Amendment amended the Citibank Agreement to permit the financing of certain non-controlling pari passu participation interests in mortgage loans and mezzanine loans acceptable to Citibank in its sole discretion.

The foregoing summaries of the FL2 Indenture, the FL2 Preferred Share Paying Agency Agreement, the FL2 Collateral Interest Purchase Agreement, the FL2 Collateral Management Agreement, the FL2 Servicing Agreement and the Citibank Agreement are qualified in their entirety by reference to the full text of the FL2 Indenture, the FL2 Preferred Share Paying Agency Agreement, the FL2 Collateral Purchase Agreement, the FL2 Collateral Management Agreement, the FL2 Servicing Agreement and the Citibank Amendment, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Indenture, dated as of February 28, 2019, by and among GPMT 2019-FL2, Ltd., GPMT 2019-FL2 LLC, GPMT Seller LLC, Wilmington Trust, National Association and Wells Fargo Bank, National Association
10.2	Preferred Share Paying Agency Agreement, dated as of February 28, 2019, among GPMT 2019-FL2, Ltd., Wells Fargo Bank, National Association and MaplesFS Limited
10.3	Collateral Interest Purchase Agreement, dated as of February 28, 2019, among GPMT Seller LLC, GPMT 2019-FL2, Ltd. and Granite Point Mortgage Trust Inc.
10.4	Collateral Management Agreement, dated as of February 28, 2019, between GPMT 2019-FL2, Ltd. and GPMT Collateral Manager LLC
10.5

Servicing Agreement, dated as of February 28, 2019, by and among GPMT 2019-FL2, Ltd., GPMT Collateral Manager LLC, Wilmington Trust, National Association, Wells Fargo Bank, National Association, GPMT Seller LLC and Trimont Real Estate Advisors, LLC

10.6	First Amendment to Master Repurchase Agreement and Other Transaction Documents, dated as of February 28, 2019, by and among GP Commercial CB LLC, Citibank, N.A. and Granite Point Mortgage Trust Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2019	GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ Rebecca B. Sandberg
		Name:	Rebecca B. Sandberg
		Title:	Vice President, General Counsel and Secretary